SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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       Date of Report (date of earliest event reported): January 3, 1995



                           VIACOM INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



    Delaware            1-9554                    04-2980402
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(State or other        (Commission               (IRS Employer
 jurisdiction of        File Number)             Identification No.)
 incorporation)


        1515 Broadway, New York, New York                          10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 258-6000
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Item 5. Other Events.
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     On January 3, 1995, Paramount Communications Inc. ("Paramount") was merged with and into its parent company, Viacom International Inc. ("Viacom International"). Viacom International is the surviving company and has assumed all obligations of Paramount as of such merger. The Board of Direc tors and executive officers of Viacom International are identical to the Board and officers of Paramount.

     A copy of the Certificate of Ownership and Merger as filed with the Secretary of State of the State of Delaware is filed as an exhibit herewith and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)     Exhibits

99.1            Certificate of Ownership and Merger merging
                Paramount Communications Inc. into Viacom
                International Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIACOM INTERNATIONAL INC.


                                        By: /s/ Michael D. Fricklas
                                           ------------------------------
                                           Name:  Michael D. Fricklas
                                           Title: Senior Vice President
                                                  Deputy General Counsel

                                 EXHIBIT INDEX

EXHIBIT No.         Description                             Page No.
- ----------          -----------                             -------

 99.1               Certificate of Ownership and
                    Merger merging Paramount Communications Inc. into Viacom International Inc.